Exhibit 32.1

CERTIFICATION
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,
18 U.S.C. Section 1350

I, John T. Lewis, Chairmen of the Board and Chief Executive Officer (principal executive officer) of CONE Midstream Partners LP (the “Registrant”), certify that to my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended September 30, 2014, of the Registrant (the “Report”):

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	October 30, 2014

/S/ JOHN T. LEWIS
John T. Lewis
Chairman of the Board and Chief Executive Officer (Principal Executive Officer)